I-VIDIN-STAT&SUM SUP-1 121114

Statutory and Summary Prospectuses Supplement dated December 11, 2014

The purpose of this supplement is to provide you notice of anticipated changes to the current Statutory and Summary Prospectuses for Series I and Series II shares of the Invesco V.I. Diversified Income Fund.

The Board of Trustees (the “Board”) of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”) recently approved certain changes to reposition the Invesco V.I. Diversified Income Fund (the “Fund”) as a core plus bond fund. Invesco Advisers, Inc. (the “Advisor”) believes this change will better align the Fund’s investment strategies with its view of market opportunities and better position it from a competitive standpoint. Accordingly, the following changes will be implemented effective on or about April 30, 2015:

1. The Fund will be renamed “Invesco V.I. Core Plus Bond Fund.”

2. The advisory fees paid by the Fund and cap on the Fund’s Total Annual Fund Expense Ratio will be lowered.

3. The Fund’s principal investment strategy and non-fundamental restriction will change such that, under normal circumstances, it will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities, and in derivatives and other instruments that have economic characteristics similar to such securities.

4. The Fund’s principal investment strategies will be further modified as follows, which represent a combination of new strategies and modifications of existing strategies:

The Fund invests primarily in investment grade fixed-income securities generally represented by the Barclays U.S. Aggregate Index (the benchmark index). The principal types of fixed-income securities in which the Fund invests are corporate bonds, U.S. Treasury and agency securities, and mortgage-backed and asset-backed securities.

The Fund may invest up to 20% of its net assets in debt securities rated below investment grade. Below investment grade securities are commonly referred to as junk bonds. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Ratings Services (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (the Adviser) to be of comparable quality, each at the time of purchase.

The Fund may invest up to 30% of its net assets in foreign debt securities, including debt securities of issuers located in emerging markets countries, i.e., those that are in the initial stages of their industrial cycles. The Fund may invest up to 20% of the Fund’s net assets in currencies and securities, including foreign currency derivatives, denominated in currencies other than the U.S. dollar.

The Fund may purchase mortgage-backed and asset-backed securities such as collateralized mortgage obligations, collateralized loan obligations and collateralized debt obligations, which are counted toward the 80% investment requirement.

The Fund may invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.

The Fund may purchase municipal securities. The Fund’s investments may also include securities that do not produce immediate cash income, such as zero coupon securities and payment-in-kind securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Payment-in-kind securities are debt securities that pay interest through the issuance of additional securities.

The Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities. The Fund may also engage in “to be announced” (TBA) transactions, which are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A

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TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount at the time the Fund enters into the TBA transaction. The Fund may also engage in short sales of TBA mortgages, including short sales of TBA mortgages the Fund does not own. Generally, the Fund will sell a TBA mortgage short to (1) take advantage of an expected decline in mortgage valuations or (2) to hedge against the potential underperformance of the mortgage sector.

The Fund utilizes active duration and yield curve positioning for risk management and for generating alpha (return on investments in excess of the benchmark index). Duration is a measure of volatility expressed in years and represents the anticipated percent change in a bond’s price at a single point in time for a 1% change in yield. As duration increases, volatility increases as applicable interest rates change.

The Fund will continue to invest in derivative instruments, including swap contracts, options, futures contracts and forward foreign currency contracts. The Fund will also continue to employ the same purchase and sell strategies and investment techniques, such as employing the use of market-specific specialists and maintaining the same dollar-weighted portfolio maturity and duration.

5. The Fund will add risks that correspond with the changes in investment strategies, including (a) collateralized loan obligation risk; (b) currency/exchange rate risk; (c) liquidity risk; (d) municipal securities risk; (e) reinvestment risk; (f) TBA transactions risk; (g) when-issued and delayed delivery risks; and (h) zero coupon or pay-in-kind securities risk.

6. The Fund will add certain portfolio managers to the Fund’s existing portfolio management team.

7. The Fund will change its style specific benchmark and the peer group index shown in the prospectus, but the primary benchmark will not change.

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